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                            ASSET PURCHASE AGREEMENT


                                 by and between


                          ACTIVE SPORTS MARKETING, LLC

                                    Seller,

                         CERTAIN PRINCIPALS OF SELLER,

                                      and


                              GOLDEN SPIKES, INC.,


                                   Purchaser

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                        INDEX OF EXHIBITS AND SCHEDULES

EXHIBIT A   DISTRIBUTION AGREEMENT
EXHIBIT B   PERSONAL PROPERTY
EXHIBIT C   CONTRACTS
EXHIBIT D   INDEMNITY ESCROW AGREEMENT
EXHIBIT E   ESCROW AGREEMENT

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                            ASSET PURCHASE AGREEMENT
                            ------------------------

            ASSET PURCHASE AGREEMENT, made as of the 29th day of July, 1997 (this "Agreement"), by and among ACTIVE SPORTS MARKETING, LLC, a Colorado limited liability company having an address at 233 S. Devinney Street, Golden, Colorado 80401 ("Seller"), STACEY HART, having an address at 31 Glenmore Street, Englewood, Colorado 80110 ("Hart"), JOHN SNEAD, having an address at 233 South Devinney Street, Golden, Colorado 80401 ("Snead") (Hart and Snead collectively referred to herein as "Principals") and GOLDEN SPIKES, INC., a Delaware corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("Purchaser").

                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS, Seller is the holder of the right to distribute in the United States soft golf spikes manufactured by MacNeill Engineering pursuant to an oral agreement by and between Seller and MacNeill Engineering (the "Distribution Agreement") under substantially the same terms and conditions as contained in the draft Distribution Agreement attached hereto as Exhibit A.

         WHEREAS, Seller currently distributes soft spikes throughout the United States pursuant to the Distribution Agreement ("the Business");

         WHEREAS, Seller wants to sell certain assets relating to the Business to Purchaser, and Purchaser wants to purchase such assets from Seller, on the terms, and subject to the conditions, set forth herein.

            NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the foregoing and as follows:

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         1. Agreement to Sell and Purchase.

              1.1 Property to be Purchased by Purchaser. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and acquire from Seller, upon the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the following property (collectively, the "Property"):

                   1.1.1 all furnishings, fixtures, machinery, equipment, vehicles and personalty attached or appurtenant to or used in connection with the Business that are owned by Seller, and all inventories, supplies, sales, marketing and instructional materials of every kind and description relating to the Business, wherever located, including without limitation, the items described on Exhibit B attached hereto and made a part hereof (the "Personal Property");

                   1.1.2 the files, books, notices and other correspondence from any governmental agencies, and other records used or employed by Seller or its affiliates in connection with the ownership and/or operation of the Business (collectively, the "Records");

                   1.1.3 any consent, authorizations, variances, waivers, licenses, certificates, permits and approvals held by or granted to Seller in connection with the operation of the business (collectively, the "Permits");

                   1.1.4 the contracts, leases and other agreements, including the Distribution Agreement, of or relating to the Business described on Exhibit C attached hereto and made a part hereof, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (as hereinafter defined) (the "Contracts");

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                   1.1.5 all accounts receivable of Seller arising out of the sale of goods or services in connection with the Business on the books of the Seller as of April 1, 1997 (the "Effective Date") or arising after the Effective Date;

                   1.1.6 all cash, funds in bank accounts and cash equivalents existing as of the Effective Date;

                   1.1.7 any manufacturers' and vendors' warranties and guarantees, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (the "Claims"); and

                   1.1.8 any other properties and assets of every kind and nature, real or personal, tangible or intangible, relating in any way whatsoever to the Business, including, but not limited to the right to use the name "Active Sports Marketing", except to the extent the same relate solely to the Retained Assets or Retained Liabilities.

              1.2 Assets to be Retained by Seller. Anything herein to the contrary notwithstanding, Seller shall not sell, and Purchaser shall not acquire, the following assets of Seller (the "Retained Assets"):

                   1.2.1 any rights of Seller with respect to insurance policies owned by Seller or for which Seller is the named insured; and

                   1.2.2 any patents, trade secrets, designs, trademarks, trademark registrations, copyrights, copyright registrations, trade names (other than the name "Active Sports Marketing") and all registrations thereof and all applications for any of the foregoing, whether issued or pending, if any, and all goodwill associated with any of the foregoing (the "Intangible Assets").

              1.3 Assumption of Certain Liabilities. Purchaser shall assume and agree to pay and discharge when due (the "Assumed Liabilities"):

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                   1.3.1 all liabilities and obligations of Seller under the
Contracts to the extent the same arise from and after the Closing; and

                   1.3.2 all trade payables of Seller arising out of the purchase of goods and services in connection with the Business on the books of Seller on and after the Effective Date.

              1.4 Liabilities to be Retained by Purchaser. Seller shall retain, and Purchaser shall not assume, perform, discharge or pay, and shall not be responsible for, any and all liabilities or obligations of any nature whatsoever in connection with or relating to the Property, Seller or the Business or any predecessor owner of the Property or the Business other than the Assumed Liabilities (collectively, the "Retained Liabilities").

         2. Consideration. In consideration for the Property, Purchaser shall
(i) pay to Seller Five Hundred Thousand Dollars ($500,000.00), subject to adjustment as hereinafter provided, payable on the date hereof in cash or by certified or bank check or by the wire transfer of funds $250,000.00 of which shall be held in escrow under the Escrow Agreement attached hereto as Exhibit E, and (ii) cause Family Golf Centers, Inc. ("FGC") to issue 16,500 validly issued, fully paid and non-assessable shares of common stock, $.01 par value per share, of FGC (the "FGC Shares") and to deliver at Closing, free and clear of all liens, claims and encumbrances: (A) a certificate representing 1,667 shares of FGC Shares to the Escrow Agent under the Indemnity Escrow Agreement attached hereto as Exhibit D; (B) a certificate representing 8,250 shares of FGC Shares to the Escrow Agent under the Escrow Agreement attached hereto as Exhibit E; and (C) a certificate representing 6,583 shares of FGC Shares registered in the name of Stacey Hart, as designated by the Seller.

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         3. Apportionments.

              3.1 The parties hereto agree that (i) all operating expenses of Seller relating to the Business (i.e., real estate taxes, utilities, cost of inventories, advertising, collections, fees, hired services, insurance, miscellaneous expenses, postage, repairs and maintenance, supplies, taxes and wages, but specifically not including interest on indebtedness, professional fees and expenses, travel, lodging, or depreciation), and (ii) all income of Seller, shall be apportioned between Seller and Purchaser as of the Effective Date based on the portion of each such expense or revenue attributable to the period falling before the Effective Date on the one hand, which Seller shall bear the responsibility and benefit of, and the portion of each such expense or revenue attributable to the period falling on or after the Effective Date, on the other hand, which Purchaser shall bear the responsibility and benefit of (the "Adjustment"). The net Adjustment will be paid by the party owing the same to the other at the Closing. The expenses and liabilities for which Seller shall be liable pursuant to this Section shall be included within the meaning of the term "Retained Liabilities".

              3.2 To the extent that any of the prorations made pursuant to this Article are based upon estimates of payments to be made and/or expenses to be incurred by Purchaser subsequent to the Closing Date, or either party discovers any errors in or omissions in respect of such prorations, Seller and Purchaser agree to adjust such prorations promptly upon receipt by Seller or Purchaser, as the case may be, of such payments or of bills or other documentation setting forth the actual amount of such expenses.

              3.3 Seller and Purchaser shall maintain and make available to each other any books or records necessary for the adjustment of any item pursuant to this Article. The provisions of this Article shall survive the closing of the transactions described herein (the "Closing").

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         4. The Closing. The Closing of the transaction provided for in this
Agreement shall take place simultaneously with the execution and delivery of this Agreement (the actual date of the Closing being referred to herein as the "Closing Date").

         5. Representations and Warranties.

              5.1 Seller and each of the Principals, jointly and severally, hereby represent and warrant to Purchaser as follows:

                   5.1.1 Organization; Power and Authority. Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Colorado, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                   5.1.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except to the extent that such enforceability (a) may be limited by bankruptcy, insolvency, or other similar laws relating to creditors' rights generally; and (b) is subject to general principles of equity.

                   5.1.3 Consents. No consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority or any third party is required in connection with the execution, delivery and performance by Seller of this Agreement,

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except for consents, approvals, authorizations, exemptions and filings, if any, which have been obtained.

                   5.1.4 Compliance with Applicable Laws. Seller is not engaging in any activity or omitting to take any action as a result of which Seller is in violation of any law, rule, regulation, ordinance, statute, order, injunction or decree, or any other requirement of any court or governmental or administrative body or agency, applicable to the Property or the Business, and neither the execution and delivery by Seller of this Agreement or of any of the other agreements and instruments to be executed and delivered by it pursuant hereto, the performance by Seller of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby will result in any such violation. Seller is in compliance with all material requirements imposed in writing by any insurance carrier of Seller to the extent such carrier is an insurer or indemnitor of the Property.

                   5.1.5 Permits. All Permits required by any federal, state, or local law, rule or regulation and necessary for the operation of the Property and the Business as currently being conducted have been obtained and are currently in effect. No registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications, waivers or other actions of any kind are required by virtue of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (a) to avoid the loss of any Permit or the violation of any law, regulation, order or other requirement of law, or (b) to enable Purchaser to continue the operation of the Property as presently conducted after the Closing. The current use and occupation of any portion of the Property does not violate any of, and, where applicable, is in material compliance with, the Permits, any applicable deed restrictions or other covenants, restrictions or agreements including without limitation, site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Premises.

                   5.1.6 Title to Assets. Seller has good and marketable title to the Property free and clear of all Encumbrances.

                   5.1.7 Contracts. Except as set forth on Exhibit C, Seller is not a party to any leases, contracts, orders or agreements relating to the Property or the Business (written or otherwise) (collectively, "Contracts"). Exhibits C sets forth a full and complete description of the Contracts described therein, and none of such Contracts have been amended or modified except as reflected on said Exhibits. Seller is not holding any security deposits under any of said Contracts. Each of the Contracts are in full force and effect and no party under any such Contract, including Seller, is in default, or has sent or received notice of default, in any respect of any such Contract.

                   5.1.8 Condition of Personal Property. The Personal Property is in good operating condition and repair, ordinary wear and tear excepted, and is adequate, suitable and sufficient to meet the needs of and to operate the Property as currently conducted.

                   5.1.9 [INTENTIONALLY OMITTED].

                   5.1.10 Litigation. There is no action or proceeding or governmental investigation pending, or, to the best of Seller's knowledge, threatened against, or relating to, Seller (insofar as it relates to the Property or the Business), the Property, the Business or the transactions contemplated by this Agreement, nor is there any basis for any such action, proceeding or investigation.

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                   5.1.11 Employee Agreements. There are no union or employment contracts or agreements (written or oral) involving employees of Seller or its affiliates affecting the Property or the Business which will survive the Closing. All employees of Seller will have been terminated as of the date hereof.

                   5.1.12 Distribution Agreement. Attached hereto as Exhibit A is a draft distribution agreement containing substantially the same terms and conditions of the oral Distribution Agreement. The Distribution Agreement is in full force and effect; has not been modified or amended in any way and neither the Seller nor MacNeill Engineering is in default, or sent or received any notice of default; in respect of the Distribution Agreement. No Event has occurred or circumstance exists which, with the giving of notice or the passage of time, or both, would constitute a default under the Distribution Agreement. Neither Seller nor MacNeill Engineering has exercised any right or option, or states its intent, to terminate or cancel the Distribution Agreement. Seller has not assigned, mortgaged, pledged, transferred or conveyed the Distribution Agreement or any interest therein, or granted any right or option with respect thereto, to any party other than Purchaser.

                   5.1.13 Financial Condition. Seller will deliver within 30 days from the date hereof true and correct copies of (1) audited financial statements consisting of balance sheets and income statements of Seller as of December 31, 1996; (2) unaudited statements for the quarters ended March 31, 1997; (3) internal reports for the months ended April 30, May 31 and June 30, 1997 and for the period commencing July 1, 1997 through the date immediately prior to the date hereof and (4) a schedule reconciling cash and accounts receivable from the Effective Date to the Closing Date. Each such balance sheet presents fairly in all material respects the financial condition, assets and liabilities of Seller as of its date; each such statement of income presents fairly in all material respects the results of operations of Seller for the period indicated. The financial statements referred to in this Section are in accordance with the books and records of Seller. Since December 31, 1996 and since March 31, 1997: (a) there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of Seller, the Property or Business; (b) the Business has been conducted in all material respects only in the ordinary course; and (c) Seller has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

                   5.1.14 Effective Date. Seller has operated the Business since the Effective Date only in the ordinary course of business for the benefit of the Purchaser, other than any extraordinary transactions which were consented to by the Purchaser in advance.

                   5.1.15 Investment Representations of Seller. Seller, including any designee of Seller, represents and warrants to Purchaser and FGC that:

         a. Seller understands that the FGC Shares it is acquiring pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor qualified under any state securities laws, and that the issuance and delivery of the FGC Shares is intended to be exempt from such registration and qualification based in part upon the representations of Seller contained herein. Seller recognizes that an investment in the FGC Shares may involve a number of risks, and that no federal or state agency has passed upon the FGC Shares or made any finding or determination as to the fairness of this investment.

         b. Seller has been furnished copies of (i) FGC's 1996 Annual Report;
(ii) Annual Report on Form 10-K for the year ended December 31, 1996; (iii) Quarterly Report on Form 10-K for the quarter ended March 31, 1997; and (iv) Proxy Statement, dated

May 20, 1997, all as filed with the Securities and Exchange Commission (the "Commission") and such other materials regarding FGC, if any, as it has requested in writing, and has been given the opportunity to obtain from FGC all information that it has requested regarding its business and affairs.

         c. Seller and its officers and advisors have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment contemplated by this Agreement. Seller is able to bear the economic risk of its investment in FGC.

         d. Seller understands that it must bear the economic risk of such investment indefinitely unless the FGC Shares are registered or qualified pursuant to the Securities Act or applicable state securities laws or an exemption from such registration and qualification is available, and that FGC has no obligation to so register or qualify such shares. Seller further understands that there is no assurance that any exemption will allow Seller to dispose of or otherwise transfer any or all of the FGC Shares in the amounts or at the times Seller might propose. Seller will not sell or otherwise transfer any of the FGC Shares unless they are registered and qualified under the Securities Act and applicable state laws or unless an exemption from such registration and qualification. Nothing contained herein shall, however, adversely affect Seller's right to sell the FGC Shares pursuant to Rule 144 under the Securities Act, to the extent such Rule is then available in connection with such sale.

         e. Seller is acquiring the FGC Shares solely for its own account as principal for investment and not with a view toward resale, transfer or distribution thereof or any interest therein, in whole or in part, nor with any present intention of distributing the FGC Shares.

         f. Seller is not relying on Purchaser or FGC with respect to the tax and other economic considerations relating to its investment in the FGC Shares. In regard to such considerations, Seller has relied on the advice of, or has consulted with, only the Seller's own advisors.

         g. Seller has formed an independent judgment concerning the FGC
Shares.

              5.1.16 Full Disclosure. To the best knowledge of Seller, none of the information supplied by Seller herein or in the exhibits hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

         5.2 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

              5.2.1 Organization; Power and Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

              5.2.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Purchaser is subject; (b) violate any order, judgment or decree applicable to Purchaser; or (c) conflict with or result in a breach of or a default under any term or condition of Purchaser's Certificate of Incorporation or By-Laws or any agreement or other instrument to which Purchaser is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

              5.2.3 Capitalization. The authorized capital stock of FGC consists of 50,000,000 shares of FGC Common Stock and 2,000,000 shares of Preferred Stock, of which there were on May 12, 1997, a total of 11,878,617 shares of FGC Common Stock and no shares of Preferred Stock issued and outstanding. All FGC Shares issued and delivered to Seller pursuant to this Agreement have been duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.

              5.2.4 Commission Reports. FGC has made all required filings of reports and forms with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December, 31, 1995. All such reports and forms (as amended, in the case of any thereof which were amended after filing) were prepared in all material respects in accordance with the requirements of the Exchange Act and the rules and regulations thereunder. As of their respective dates (or as of the date last amended, in the case of any thereof which were amended after filing), none or such reports or forms contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequently filed amendment, or other report, form or document. The audited consolidated financial statements and unaudited interim financial statements and schedules of FGC (as amended, if applicable) contained in such public reports (or incorporated therein by reference) were prepared in accordance with general accepted accounting principles applied on a consistent basis, except as noted therein, and fairly presented the consolidated financial condition and results of operations of FGC and its consolidated subsidiaries as at the respective dates thereof and for the periods indicated therein, subject in the case of interim unaudited financial statements to normal year-end audit adjustments.

         5.3 Securities Act Legend. Each certificate or other instrument evidencing any FGC Shares shall bear a legend in substantially the following form:

    "The shares represented by this certificate have not been registered under the Securities Act of 1933 and such shares may not be sold or transferred unless such sale or transfer will be effected in accordance with the registration requirements of the Securities Act of 1933, as at that time amended, or in accordance with any exemption from such registration requirements which may then be available.

Seller understands and acknowledges that FGC will deliver unlegended certificates in exchange for any certificate bearing such legend only in the event that (i) (A) Seller transfers shares represented by such certificate pursuant to and in the manner provided for in an effective registration statement covering the transfer or sale or such shares or (B) Seller shall have delivered to FGC an opinion of counsel in form and substance satisfactory to FGC, to the effect that the FGC Shares in question may be transferred without registration under the Securities Act and (ii) all applicable requirements of applicable state securities laws have been satisfied

         5. Survival. The representations and warranties of the parties made in this Article 5 shall survive the Closing.

         6. Further Assurances. At any time and from time to time after the Closing, Seller shall, at the request of Purchaser, execute and deliver any further instruments or documents and take all such further action as Purchaser may reasonably request in order to transfer into the name of Purchaser any and all Property contemplated to be sold pursuant to this Agreement and to further consummate the transactions contemplated by this Agreement. This Article shall survive the Closing.

         7. Brokers. Seller and Purchaser warrant and represent to each other that they dealt with no broker, finder or similar agent or party who or which might be entitled to a commission or compensation on account of introducing the parties, the negotiation or execution of this Agreement and/or the closing of the transaction provided for herein. Purchaser and Seller hereby respectively agree to indemnify and hold harmless the other party from and against all loss, liability, damage and expense (including, without limitation, attorneys' fees) imposed upon or incurred by the other party by reason of any claim for commissions or other compensation for bringing about this transaction by any broker, finder or similar agent or party who claims to have dealt with the indemnifying party in connection with this transaction.. The provisions of this Article shall survive the Closing or any termination of this Agreement.

         8. Costs and Fees. The parties shall each pay for their own expenses (including, but not limited to, all financing, legal, appraisal, accounting and advisers' expenses) in connection with the consummation of the transaction contemplated hereby.

         9. Indemnification.

              9.1 Subject to the further provisions of this Article, Seller and each of the Principals shall protect, defend, hold harmless and indemnify Purchaser, its officers, directors, shareholders, employees, agents and affiliates, and their respective successors and assigns, from, against and in respect of any and all losses, liabilities, deficiencies, penalties, fines, costs, damages and expenses whatsoever (including without limitation, reasonable professional fees and costs of investigation, litigation, settlement, and judgment and interest) ("Losses") that may be suffered or incurred by any of them arising from or by reason of (i) any Retained Liability or other liability or obligation of Seller which is not an Assumed Liability;
(ii) the breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement or in any document or other writing delivered pursuant to this Agreement (determined for this purpose as if all references to knowledge and materiality contained in Section 5 are deleted); and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 9.1.

              9.2 Subject to the further provisions of this Article, Purchaser shall protect, defend, hold harmless and indemnify Seller, its partners, employees and agents, and its successors and assigns from, against and in respect of any and all Losses that may be suffered or incurred by any of them arising from or by reason of (i) any of the Assumed Liabilities on and after the date hereof, (ii) the breach of any representation, warranty, covenant or agreement of Purchaser contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 9.2.

              9.3 Whenever a party hereto (such party and each of its affiliates which is entitled to indemnification pursuant to any provision of this Agreement, an "Indemnified Party") shall learn after the Closing of a claim that, if allowed (whether voluntarily or by judicial or quasi-judicial tribunal or agency), would give rise to an obligation of another party (the "Indemnifying Party") to indemnify the Indemnified Party under any provision of this Agreement, before paying the same or agreeing thereto, the Indemnified Party shall promptly notify the Indemnifying Party in writing of all such facts within the Indemnified Party's knowledge with respect to such claim and the amount thereof (a "Notice of Claim"). If, prior to the expiration of fifteen
(15) days from the mailing of a Notice of Claim, the Indemnifying Party shall request, in writing, that such claim not be paid, the Indemnified Party shall not pay the same, provided the Indemnifying Party proceeds promptly, at its or their own expense (including employment of counsel reasonably satisfactory to the Indemnified Party), to settle, compromise or litigate, in good faith, such claim. After notice from the Indemnifying Party requesting the Indemnified Party not to pay such claim and the Indemnifying Party's assumption of the defense of such claim at its or their expense, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof. However, the Indemnified Party shall have the right to participate at its expense and with counsel of its choice in such settlement, compromise or litigation. The Indemnified Party shall not be required to refrain from paying any claim which has matured by a court judgment or decree, unless an appeal is duly taken therefrom and execution thereof has been stayed, nor shall the Indemnified Party be required to refrain from paying any claim where the delay in paying such claim would result in the foreclosure of a lien upon any of the property or assets then held by the Indemnified Party. The failure to provide a timely Notice of Claim as provided in this Section 9.3 shall not excuse the Indemnifying Party from its or their continuing obligations hereunder; however, the Indemnified Party's claim shall be reduced by any damages to the Indemnifying Party resulting from the Indemnified Party's delay or failure to provide a Notice of Claim as provided in this Section 9.3.

              9.4 For purposes of this Article, any assertion of fact and/or law by a third party that, if true, would constitute a breach of a representation or warranty made by a party to this Agreement or make operational an indemnification obligation hereunder, shall, on the date that such assertion is made, immediately invoke the Indemnifying Party's obligation to protect, defend, hold harmless and indemnify the Indemnified Party pursuant to this Article.

              9.5 The obligation of Seller under Section 9.1 shall be satisfied first from the Escrow Account and, if the Escrow Account is inadequate to provide indemnification to Purchaser, then from Seller and the Principals directly.

         10. Bulk Sales. The parties agree to waive the requirements, if any, of all applicable bulk sales laws. As an inducement to Purchaser to enter into such waiver, Seller represents and warrants that (a) it will not be rendered insolvent by the transactions contemplated by this Agreement, and (b) all debts, obligations and liabilities relating to the Property and Business that are not expressly assumed by Purchaser under this Agreement will be promptly paid and discharged by Seller as and when they become due. Seller agrees to indemnify and hold Purchaser harmless from, and reimburse Purchaser for, any loss, cost, expense, liability or damage which Purchaser may suffer or incur by virtue of the noncompliance by Seller or Purchaser with any laws pertaining to fraudulent conveyance, bulk sales or any similar law which might make the sale or transfer of any part of the Property or Business ineffective as to creditors of, or claimants against the Seller.

         11. Notices. All notices, demands, requests, consents or other communications ("Notices") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses first above set forth. A copy of any Notice given by Seller to Purchaser shall simultaneously be given in either manner provided above to Family Golf Centers, Inc. 225 Broadhollow Road, Melville, New York 11747, Attention: Pamela S. Charles, General Counsel. A copy of any Notice given by Purchaser to Seller shall simultaneously be given in either manner provided above to Ireland, Stapleton, Pryor & Pascoe, P.C. 1675 Broadway, Suite 2600, Denver, Colorado 80202, Attention: Joseph G. Webb, Esq. Notices given in the manner aforesaid shall be deemed to have been given three (3) business days after the day so mailed, the day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices by giving Notice to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.

         12. Miscellaneous.

              12.1 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

              13.2 This Agreement shall be governed by, interpreted under and construed and enforced in accordance with, the laws of the State of New York.

              12.3 The captions or article headings in this Agreement are for convenience only and do not constitute part of this Agreement.

              12.4 This Agreement has been fully negotiated by the parties and rules of construction construing ambiguities against the party responsible for drafting agreements shall not apply.

              12.5 It is agreed that, except where otherwise expressly provided in particular Articles or Sections of this Agreement, none of the provisions of this Agreement shall survive the Closing.

              12.6 This Agreement (including the Exhibits annexed hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto.

              12.7 This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

              12.8 No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of the time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

              12.9 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same original.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                                            ACTIVE SPORTS MARKETING, LLC


                                            By:
                                               ---------------------------
                                               Name:
                                               Title:


                                            GOLDEN SPIKES, INC.


                                            By:
                                               ---------------------------
                                               Name:
                                               Title:


                                               ---------------------------
                                                       STACEY HART


                                               ---------------------------
                                                       JOHN SNEAD